Brown Capital Management
International Equity Fund

Summary Prospectus | July 30, 2019
Institutional Shares (BCISX)
CUSIP Number 115291767

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.browncapital.com), and you will be notified by e-mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.browncapital.com.

Any time before January 1, 2021, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-877-892-4226 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.browncapital.com. You can also get this information at no cost by calling 1-877-892-4BCM (1-877-892-4226) or by sending an e-mail request to information@browncapital.com. The Fund’s Prospectus and Statement of Additional Information dated July 30, 2019 are incorporated by reference into this Summary Prospectus.

Investment Objective. The International Equity Fund seeks long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments.

Fees and Expenses of the Fund. These tables describe the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.

Shareholder Fees
(fees paid directly from your investment)	Institutional Shares

Maximum Sales Charge (Load) Imposed On Purchases
(as a percentage of offering price)	None
Redemption Fee
(as a percentage of amount redeemed on shares sold within 60 days of purchase)	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.69%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	1.60%
Fee Waivers and/or Expense Reimbursements[2]	(0.59%)
Total Annual Fund Operating Expenses After
Waivers and/or Expense Reimbursements[2]	1.01%

1.	Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights. The information in the Financial Highlights reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2.	Brown Capital Management, LLC (the “Advisor”) has entered into an Expense Limitation Agreement with the International Equity Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the International Equity Fund and to assume other expenses of the International Equity Fund, if necessary, in an amount that limits the International Equity Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the International Equity Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 1.00% until July 31, 2020. The Expense Limitation Agreement may not be terminated by either party prior to that date. Subject to certain conditions such as Fund asset levels being at certain thresholds and operating expenses being less than the operating expenses limit for the International Equity Fund, the International Equity Fund may reimburse the Advisor for fees waived or limited and other expenses assumed by the Advisor pursuant to the Expense Limitation Agreement. Reimbursement for fees previously waived are subject to Board approval and are only applicable to fees waived or limited and other expenses assumed by the Advisor in the prior three years. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the International Equity Fund within three years following the month in which the expense was incurred, provided that the International Equity Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver and/or reimbursement or the current expense limitation arrangement.

Example. This example is intended to help you compare the cost of investing in the International Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the International Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the International Equity Fund’s operating expenses remain the same. Only the 1-year number shown below reflects the Advisor’s agreement to waive fees and/or reimburse Fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$103	$447	$815	$1,848

Portfolio Turnover. The International Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the International Equity Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the International Equity Fund’s performance. During the most recent fiscal year, the International Equity Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies.

The International Equity Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of non-U.S. based companies. The International Equity Fund typically invests in common stocks. The Advisor seeks to build a portfolio of exceptional companies, across the capitalization range. The International Equity Fund typically holds a portfolio of between 40 to 70 securities which the Advisor believes have the potential for growth.

The International Equity Fund considers an issuer to be non-U.S. based if: (1) the issuer is organized under the laws of a jurisdiction other than those of the U.S.; (2) the securities of the issuer have a primary listing on a stock exchange outside the U.S. regardless of the country in which the issuer is organized; or (3) the issuer derives 50% or more of its total revenue from goods and/or services produced or sold outside of the U.S. The International Equity Fund may invest in securities of issuers located in emerging market countries.

The Advisor’s Philosophy

The Advisor believes that a sustained commitment to a portfolio of exceptional companies will, over time, generate attractive long-term returns. The Advisor believes exceptional companies save time, lives, money or headaches or provide an exceptional value proposition to consumers.  The Advisor views these differentiated organizations as having the wherewithal to provide unique solutions that include, but are not limited to, the utilization of innovative technology and insight to help address or redefine the challenges faced by institutions or consumers. These companies often retain a long-term growth plan, durable revenue growth, defensible market presence and profitability to fuel and sustain earnings per share growth. While investing in exceptional growth companies is paramount, the Advisor believes in being disciplined and deliberate about what it is willing to pay for growth opportunities and doing so in a benchmark agnostic manner (meaning that the Advisor selects companies without consideration of benchmarks by which the Fund is measured). Because the International Equity Fund is managed in a benchmark agnostic manner, an unintended consequence is that the Fund may have sector exposure.

The Advisor’s Investment Approach

The Advisor believes an investment program establishes the processes necessary to identify, research and construct a portfolio. The Advisor sources ideas from many places. As an all-cap international portfolio, eligible companies are non-U.S. companies with a float of at least $100 million, which includes U.S. listed securities domiciled outside the U.S. The Advisor’s investment professionals retain dual duties, managing the portfolio as a team and serving as generalists in their analytical role. They discuss prospective portfolio candidates with the other team members before conducting in-depth research of a particular company in order to ensure commitment of time and dedication to understanding a company makes sense to all team members.

The Advisor believes that in-depth fundamental research, when applied over a three to five-year evaluation horizon, and implemented within a benchmark agnostic framework, has the potential to generate attractive long-term returns.

Therefore, the foundation of the Advisor’s process is fundamental analysis. Valuation is also part of the investment process.

The Advisor constructs the International Equity Fund’s portfolio to generally be no more than 5% in cash. The Advisor believes a diversified portfolio of 40 – 70 securities and their research efforts may, collectively, reduce portfolio risk.

The Advisor generally expects to hold securities for the long term. The Advisor typically sells securities from the International Equity Fund’s portfolio when the Advisor determines that the investment thesis driving the purchase of the company changes, the Advisor has a better investment idea, and/or its valuation no longer meets expectations.

Principal Risks of Investing in the Fund. An investment in the International Equity Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the International Equity Fund will be successful in meeting its investment objective. Generally, the International Equity Fund will be subject to the following risks:

●	Market Risk: Market risk refers to the possibility that the value of equity securities held by the International Equity Fund may decline due to daily fluctuations in the securities markets. Movements in the stock market may adversely affect the specific securities held by the International Equity Fund on a daily basis, and, as a result, such movements may negatively affect the International Equity Fund’s net asset value.

●	Investment Style Risk: The performance of the International Equity Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

●	Investment Advisor Risk: The Advisor’s ability to choose suitable investments has a significant impact on the ability of the International Equity Fund to achieve its investment objectives.

●	Market Sector Risk: The percentage of the International Equity Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market.

●	Equity Securities Risk: To the extent that the majority of the International Equity Fund’s portfolio consists of common stocks, it is expected that the International Equity Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

●	Foreign Securities Risk: Foreign securities may involve investment risks different from those associated with domestic securities. Foreign markets may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may also be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the International Equity Fund to sell its securities and could reduce the value of your shares. The International Equity Fund may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to, among other things: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; sovereign solvency considerations; less liquid and more volatile exchanges and/or markets; or political changes or diplomatic developments.

●	Emerging Markets Securities Risk: Investments in the securities of developing or emerging markets may entail additional risks than investments in foreign securities, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; restrictions on investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Performance Information. The bar chart and table shown below provide an indication of the risks of investing in the Institutional Shares of the International Equity Fund by showing changes in the International Equity Fund’s performance from year to year and by showing how the International Equity Fund’s average annual total returns compare to that of a broad-based securities market index. The International Equity Fund’s past performance (before and after taxes) is not necessarily an indication of how the International Equity Fund will perform in the future. Updated information on the International Equity Fund’s results can be obtained by visiting http://www.browncapital.com/int-funds-overview.html.

Year-to-date return as of the most recent quarter ended June 30, 2019 was 15.74%.

Quarterly Returns During This Time Period

Highest return for a quarter	7.57%	Quarter ended March 31, 2015
Lowest return for a quarter	-13.68%	Quarter ended December 31, 2018

Average Annual Total Returns Periods Ended December 31, 2018	Past 1 Year	Since Inception (August 1, 2014)
International Equity Fund Before taxes After taxes on distributions After taxes on distributions and sale of shares	-11.79% -11.90% -6.73%	0.81% 0.62% 0.69%
MSCI EAFE® International Gross Index (reflects no deduction for fees, expenses, or taxes)	-13.36%	0.61%
Morningstar Foreign Large Growth Category	-14.43%	N/A

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

Management.

Investment Advisor. Brown Capital Management, LLC is the International Equity Fund’s Investment Advisor.

Portfolio Managers. The International Equity Fund is team-managed by Maurice L. Haywood, CFA (Managing Director and Senior Portfolio Manager of the Advisor), Duncan J. Evered (Managing Director and Senior Portfolio Manager of the Advisor), Kabir Goyal, CFA (Managing Director and Senior Portfolio Manager of the Advisor) and Daniel J. Boston (Director and Portfolio Manager/Senior Analyst of the Advisor). Mr. Haywood has served as portfolio manager for the International Equity Fund since 2006; Mr. Evered has served as portfolio manager since 2011; Mr. Goyal has served as portfolio manager since 2017; and Mr. Boston has served as portfolio manager since 2019.

Purchase and Sale of Fund Shares. The Fund’s minimum initial investment is $500,000 for Institutional Shares. The Fund’s minimum subsequent investment is $500 ($100 under an automatic investment plan). Purchase and redemption orders by mail should be sent to the Brown Capital Management Mutual Funds, specifying Fund name and share class, c/o ALPS Fund Services, Inc., P.O. Box 1466, Denver, Colorado 80201. Redemption orders by facsimile should be transmitted to 1-866-205-1499. Please call the Fund at 1-877-892-4BCM (1-877-892-4226) to conduct telephone transactions or to receive wire instructions for bank wire orders. The Fund has also authorized certain broker-dealers to accept purchase or redemption orders on its behalf. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax deferred arrangement (in such arrangement taxes will be deferred until a later time), such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.